Resource Credit Income Fund

Supplement dated July 1, 2015 to the
Class A, Class U, Class C, Class T, Class W, Class D and Class I Prospectuses
dated May 19, 2015 (collectively, the “Prospectuses”)
and the
Statement of Additional Information dated May 19, 2015 (the “SAI”)

Effective immediately:

1.	The following language replaces the disclosure under Portfolio Manager in the Prospectuses:

Justin Milberg has served as the portfolio manager since July 1, 2015, and he is primarily responsible for the day to day management of the Fund. Mr. Milberg is also the President of the Fund, and has been so since its inception.  Mr. Milberg has served as a Managing Director of the Adviser since April of 2012, directing an investment strategy focused on insurance linked securities.  He has also served as Chief Operating Officer of Resource Liquid Alternatives since 2014, managing all the non-investment functions of the business.  In that role, Mr. Milberg was responsible for duties such as managing internal and external wholesalers focused on liquid alternative products, enhancing operational efficiencies, hiring and new product development.  From March 2005 until August 2011,  Mr. Milberg served as Managing Director in the Financial Institutions Banking Group of Bank of America Merrill Lynch, where he advised insurance companies in the U.S. and Europe on matters related to mergers and acquisitions, rating agencies, solvency, and raising debt and equity capital in the public and private markets.  Mr. Milberg earned a Bachelor of Arts Degree from Cornell University in Ithaca, New York, and an MBA from the Wharton School of Business of the University of Pennsylvania in Philadelphia, Pennsylvania.

The SAI provides additional information about the Fund’s portfolio manager’s compensation, other accounts managed and ownership of Fund shares.

2.	The following language replaces the disclosure under PORTFOLIO MANAGER in the Statement of Additional Information:

As described in the prospectus, Justin Milberg has served as the portfolio manager since July 1, 2015, and he is primarily responsible for the day to day management of the Fund. As compensation, Mr. Milberg receives a fixed salary and retirement account matching benefits.  Mr. Milberg is also entitled to receive a discretionary bonus based on his performance of his job duties.

Mr. Milberg is the President of the Fund, and has been so since its inception.  Mr. Milberg has served as a Managing Director of the Adviser since April of 2012, directing an investment strategy focused on insurance linked securities.  He has also served as Chief Operating Officer of Resource Liquid Alternatives since 2014, managing all the non-investment functions of the business.  In that role, Mr. Milberg was responsible for duties such as managing internal and external wholesalers focused on liquid alternative products, enhancing operational efficiencies, hiring and new product development.  From March 2005 until August 2011,  Mr. Milberg served as Managing Director in the Financial Institutions Banking Group of Bank of America Merrill Lynch, where he advised insurance companies in the U.S. and Europe on matters related to mergers and acquisitions, rating agencies, solvency, and raising debt and equity capital in the public and private markets.  Mr. Milberg earned a Bachelor of Arts Degree from Cornell University in Ithaca, New York, and an MBA from the Wharton School of Business of the University of Pennsylvania in Philadelphia, Pennsylvania.

As of July 1, 2015, Mr. Milberg owned no Fund shares.  As of that same date, Mr. Milberg was not responsible for the management of any registered investment companies, pooled vehicles or accounts other than the Fund.

This Supplement, the Prospectuses and SAI provide relevant information for all shareholders and should be retained for future reference.  These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  These documents can be obtained without charge by calling toll-free 1-855-747-9559.